Exhibit 99.2

Roseland Residential Trust Supplemental Operating and Financial Data 1Q 2016

2 Monaco 523 apartments operating Marbella 412 apartments operating URL® Harborside – I 763 apartments Q4 2016 opening San Remo 250 apartments 2017 start Marbella 2 311 apartments Q2 2016 opening Jersey City Waterfront RRT Holdings URL® Harborside – II & III 1,500 apartments 2018 start Plaza 8 / 9 1,300 apartments Future development

Portside at Pier One The Chase at Overlook Ridge Metropolitan at 40 Park Index RRT Overview Company Highlights Portfolio Overview NAV Breakdown RRT Financial Schedules Balance Sheet Income Statement Same Store Results Operating & Lease-Up Communities Subordinated Interest Communities In-Construction Communities Predevelopment and Future Communities Station House 3 Q1 2016

Roseland Residential Trust Overview Q1 2016

The Company- Roseland Residential Trust 5 Q1 2016 Roseland Residential Trust (RRT or Roseland), Mack-Cali’s multi-family platform, is a premier full-service residential and mixed-use developer in the Northeast with an industry-leading reputation for successful conception, execution, and management of class A residential developments RRT’s scalable and integrated business platform oversees the Company’s operating and in-construction assets, geographically desirable land portfolio, sourcing of new development and acquisition opportunities, and repurposing activities RRT was formed on December 31, 2015 as a separate subsidiary of Mack-Cali to further facilitate disclosures, transparency, and capital flexibility of the residential platform. RRT contains all of Mack-Cali’s residential holdings, including partially filled or empty office assets with likely residential repurposing potential RRT’s executive leadership, a cohesive team since 2003, has an average experience of 18 years at Roseland and 27 years in the industry: Marshall Tycher Founder & Chairman Michael DeMarco Chief Executive Officer Andrew Marshall President & Chief Operating Officer Ivan Baron Chief Legal Counsel Bob Cappy Chief Financial Officer Gabriel Shiff Chief Investment Officer Brenda Cioce President, Roseland Residential Services RRT is governed by a Board of Directors consisting of: William Mack, David Mack, Michael DeMarco, Mitchell Rudin, and Marshall Tycher

# Roseland Overview-
# Management's Discussion & Objectives

**RRT oversees Mack-Cali's continued expansion into the residential sector where fundamentals and macroeconomic trends in our core geographies continue to show strength. RRT manages a growing portfolio of owned, under construction, and future development assets on the New Jersey Waterfront, Boston, Philadelphia and Washington D.C, with the remaining holdings primarily in suburban locations in high income areas in New Jersey. RRT is well positioned to benefit from the demographics and shortage of housing in these markets. Rents in our primary sub-markets, markets that will fuel much of our future development activity, have demonstrated growth over the last year: Jersey City at 5.3%; Port Imperial at 1.5% and Overlook Ridge at 4.5%**

- **Current Portfolio:** Roseland's high-barrier-to-entry portfolio is at the forefront of characteristics supportive of market-leading valuations and competitive with leading publicly traded residential REITs: (i) top in market rents (ii) young, and trending lower, average building age (iii) geographically concentrated exclusively in the Northeast. As highlighted in Subsequent Events, Roseland is exploring alternatives to further expand its portfolio ownership

- **Target Portfolio**: RRT projects approximately 14,000 operating and in-construction apartments by year-end 2018. This growth of approximately 6,000 apartments will be achieved primarily through development and repurposing activities from Roseland's valuable land holdings

    - Portfolio growth is not subject to acquisition risk as Roseland controls a sizable future development portfolio including highly accretive repurposing activities (approximately ten sites are active)
    - Future development is substantially in communities where Roseland has developed before, or more specifically adjacent to existing developments. This allows RRT to have intimate knowledge on operating expenses and construction costs, and most importantly, achievable rent thresholds. This dramatically reduces our development risk

- **Market Conditions:** We are seeing continued strength in our key markets, with increasing rents and strong absorption. Our 2016 deliveries have projected opening rent schedules approximately 10% higher than pre-construction underwriting

- **Geography**: Consistent with its history, Roseland plans to develop the finest residential portfolio in the Northeast focused on transit-based / urban locations. RRT developments will be concentrated around the following principal locations: New Jersey Waterfront (Jersey City and Port Imperial), Boston Region, Suburban New York/New Jersey, Washington, DC, and Philadelphia

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2016

6

# Roseland Overview- Recent Highlights - 1Q

- **Trust Formation:** On December 31, 2015 Mack-Cali formed Roseland Residential Trust, a wholly owned Mack-Cali entity dedicated to the execution of its residential growth strategy, including: the buildout of Roseland's land portfolio, the repurposing of non-strategic Mack-Cali office holdings, and the sourcing of new marketplace development and acquisition opportunities

- **Acquisitions:** In January 2016, RRT acquired the remaining JV partner interest in The Chase at Overlook Ridge based on a project valuation of $104 million. RRT will recognize initial returns on its net $21 million cash investment of approximately 14%. RRT was able to unlock $10.2 million of promote value that was applied towards the acquisition price

- **Construction Starts:** RRT commenced construction on RiverHouse 11 at Port Imperial, where current market rents are approximately $40 per square foot:

| Project | Location | Apts | Ownership | Projected Total Costs | Projected Stabilized NOI | Projected Stabilized Yield |
|---|---|---|---|---|---|---|
| RiverHouse 11 | Weehawken, NJ | 295 | 100% (1) | $118,875 | $7,542 | 6.34% (2) |



- **In-Construction Activities:** RRT advanced construction on eight additional projects, including three 2016 deliveries:

| 2016 Deliveries | Future Deliveries |
|---|---|
| Marbella 2 (311) | Marriot Hotels at Port Imperial (364) |
| URL® Harborside (763) | Worcester – I (237) |
| Quarry Place at Tuckahoe (108) | The Chase II at Overlook Ridge (292) |
| | Portside 5/6 (296) |
| | Signature Place at Morris Plains (197) |
| **Subtotal: 1,181 apartments** | **Subtotal: 1,022 apartments ; 364 keys** |

(1) Subsequent to quarter end, RRT acquired joint venture partner interest in RiverHouse 11.
(2) Represents untrended yield.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2016 7

# Roseland Overview-
# Recent Highlights - Subsequent Events

**A primary objective of RRT is to simplify and expand its portfolio ownership, particularly in its core markets. To that end, and as highlighted in its April 18, 2016 press release, subsequent to quarter-end:**

**Portside at East Pier – East Boston, MA:** Roseland acquired its partner's senior interest in the 175 apartment community located on the East Boston waterfront, thereby increasing Roseland's interest to 85%. Roseland's share of the acquisition purchase price was approximately $32 million. Roseland, on a 85% basis, is also currently constructing the adjacent 296-apartment community and upon completion intends to operate the combined 471 apartment Portside community together. A stabilized 4.8% capitalization rate, before Portside 5/6 operational efficiencies, was used for valuation purposes



Portside at East Pier

**Port Imperial – West New York, NJ** Roseland acquired its partner's 25 percent subordinate interest in RiverTrace, a 316-apartment stabilized community. Roseland now holds a 50 percent subordinate interest in the joint venture with UBS. The cost of the acquisition was approximately $11.3 million, based on a 4.7% capitalization rate. The valuation equated to $531,000/unit in a waterfront marketplace where valuations are approximately $600,000/unit



RiverTrace at Port Imperial

**Port Imperial - Weehawken, NJ:** Roseland (i) acquired its historical land partner's interest across five waterfront development parcels, including the recently started RiverHouse 11, thereby increasing its ownership to 100% (ii) acquired its historical land partner's interest in Port Imperial South Garage and Retail, thereby increasing its ownership to 70% (iii) transferred a sixth waterfront parcel, Parcel 2, to a new 50/50 heads-up entity



View from acquired sites

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2016 8

____________________________ Based on RRT portfolio as of March 31, 2016, including Subsequent Events. Year-end 2018 projections based on execution of Roseland’s development/operating plan described herein. Includes subordinated joint venture apartments Actual Growth: Since Mack-Cali’s acquisition over three years ago, Roseland has exhibited material growth across key financial metrics Projected Growth: Roseland forecasts continued growth through completion and lease-up of its active construction portfolio (2,863 apartments and keys) and construction starts of its remaining 2016 development schedule Roseland Overview- NAV and Cash Flow Growth 9 Q1 2016 October 2012 March 2016 (1) Year End 2018 (1) (2) Total Oct-2012 Variance Total Oct-2012 Variance Operating & Construction Apts. (3) 3,533 8,502 4,969 13,994 10,461 Future Development Apts. 7,086 10,849 3,763 5,357 (1,729) Subordinated Interests Apts. 3,533 2,654 (879) 1,751 (1,782) Average Operating and Construction Ownership 22.3% 59.8% 37.5% 69.9% 47.6% Annual Property Cash Flow ($ in millions) $0.5 $21.1 $20.6 NAV ($ in millions) $115 $1,149 $1,034 Projected Growth Actual Growth

Portfolio Overview Roseland will seek continuous production from its portfolio: Roseland envisions significant value creation through this continuous evolution: Includes 364 hotel keys. Subsequent to quarter end, RRT’s subordinated interests reduced to 2,479. Includes 1,242 apartments of Identified Repurposing pursuits. Classification Operating Communities In-Construction Communities (1) Subordinated Interests (2) Predevelopment and Future Communities (3) Total Current Portfolio 2,985 2,863 2,654 10,849 19,351 Y/E 2016 Portfolio 4,950 3,027 2,163 9,211 19,351 Y/E 2017 Portfolio 5,855 6,107 1,751 5,638 19,351 Y/E 2018 Portfolio 8,701 3,542 1,751 5,357 19,351 10 Q1 2016

# Portfolio Overview-
# Net Asset Value (NAV) Breakdown

- As reflected below, primary contributors to Roseland's approximate $1.15 billion NAV are:
  - **Markets**: Geographically concentrated on the Hudson Waterfront and Boston Metro markets **(~76%)**
  - **Status**: Majority in Operating and In-Construction communities **(~82%)**
  - **Ownership**: Predominantly wholly-owned and joint venture interests **(~91%)**

*($ in millions)*

| | | Number of Properties / Projects | Number of Units | Estimated Gross Asset Value | Roseland Net Asset Value | % of Total |
|---|---|---|---|---|---|---|
| Markets | Hudson River Waterfront | 32 | 10,011 | $2,215 | $493 | 43.0% |
| | Boston Metro | 12 | 3,391 | 534 | 383 | 33.4% |
| | Washington, D.C. | 7 | 2,124 | 524 | 105 | 9.2% |
| | Northeast Corridor [(1)] | 21 | 3,825 | 317 | 150 | 13.1% |
| | **Subtotal** | **72** | **19,351** | **$3,589** | **$1,132** | **98.7%** |
| Status | Operating Properties | 23 | 5,639 | $2,504 | $536 | 46.8% |
| | In-Construction | 9 | 2,863 | 673 | 401 | 35.0% |
| | Pre / Future Development | 40 | 10,849 | 413 | 195 | 17.0% |
| | **Subtotal** | **72** | **19,351** | **$3,589** | **$1,132** | **98.7%** |
| Ownership | Wholly-Owned | 28 | 6,569 | $615 | $512 | 44.6% |
| | Joint Venture | 34 | 10,128 | 1,493 | 527 | 46.0% |
| | Subordinated Interest | 10 | 2,654 | 1,481 | 93 | 8.1% |
| | **Subtotal** | **72** | **19,351** | **$3,589** | **$1,132** | **98.7%** |
| Fee Business | **Fee Income Business / Platform** | | | **$15** | **$15** | **1.3%** |
| Total | **Total** | | | **$3,604** | **$1,147** | **100.0%** |

(1) Includes Philadelphia metro area, Central/Northern New Jersey (non-Waterfront) and Westchester County.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2016 11

Portfolio Overview- In Construction Assets 12 Q1 2016 Quarry Place at Tuckahoe 108 apartments Tuckahoe, NY Initial Occupancy: Q3 2016 M2 at Marbella 311 apartments Jersey City, NJ Initial Occupancy: Q2 2016 Portside 5/6 296 apartments East Boston, MA Initial Occupancy: Q1 2018 Roseland has nine (9) projects representing 2,499 apartments and a 364-key hotel at Port Imperial under construction. RRT forecasts approximately $355 million of value creation from these active developments, with its share at 84% RiverHouse 11 at Port Imperial 295 apartments Weehawken, NJ Initial Occupancy: Q1 2018 URL® Harborside 763 apartments Jersey City, NJ Initial Occupancy: Q4 2016 Value Creation Summary ($ in millions) Projected Development Yield - Residential 6.56% Projected Development Yield - Hotel 10.03% Projected Development Yield - Total 7.00% Projected NOI - Total $73,957 Gross Value @ 5.00% Cap $1,479,140 Less: Projected Costs (1,056,849) Net Value Creation @ 100% $422,291 RRT Share @ 84% $354,969

Portfolio Overview- Repurposing Candidates RRT is actively repurposing select Mack-Cali office holdings to residential use, with Signature Place at Morris Plains currently in construction and two scheduled starts: Roseland is seeking approvals on multiple additional repurposing developments We anticipate repurposing activities will provide material value creation. For example, the Short Hills value creation is: Current office book basis: $4.1 million Via the rezoning process, Roseland has received approvals for the repurposing of the site for 200 apartments (170 market-rate) and 225 hotel keys The combined features of the hotel, luxury multi-family, and 255,000 square foot Class A Mack-Cali office will be one of the finest mixed-use developments in the region As approved, the estimated value of the Short Hills repurposing is approximately: $23.1 million (net ~$19 million) 13 Short Hills, NJ Apts: 200 Target Start: 2017 Signature Place at Morris Plains, NJ Apts: 197 Started: 4Q 2015 Bala Cynwyd, PA Apts: 206 Target Start: 2016 Q1 2016

RRT will continue maximizing its ownership and economic participation on future communities while evaluating conversions of existing subordinated interests Portfolio Overview- Ownership Objectives 14 Portfolio Ownership (Apartments) Portfolio Ownership (Cash Flow Contribution) Q1 2016 ____________________________ Includes closed acquisitions subsequent to quarter-end.

Financial Schedules Q1 2016

# Financial Highlights-
# RRT Balance Sheet

$ in thousands

| | AS OF MAR 31, 2016 | AS OF DEC 31, 2015 |
|---|---|---|
| **ASSETS** | | |
| **Rental Property** | | |
| Land and leasehold interests | $188,657 | $177,579 |
| Buildings and improvements | 606,762 | 495,243 |
| Furniture, Fixtures and Equipment | 14,780 | 12,737 |
| **Total Gross Rental Property [1]** | **810,199** | **685,559** |
| Less: Accumulated Depreciation | (30,320) | (30,642) |
| **Net Investment in Rental Property** | **779,879** | **654,917** |
| **Total Property Investments** | **779,879** | **654,917** |
| Cash and cash equivalents | 7,077 | 6,802 |
| Investments in unconsolidated JV's | 225,595 | 227,317 |
| Unbilled rents receivable, net | 34 | 43 |
| Deferred Charges & Other Assets | 25,405 | 28,589 |
| Restricted Cash | 3,390 | 2,607 |
| Accounts receivable, net of allowance | 1,966 | 1,815 |
| **Total Assets** | **$1,043,346** | **$922,089** |
| **LIABILITIES & EQUITY** | | |
| **LIABILITIES** | | |
| Mortgages, loans payable & other oblig [2] | $229,739 | $113,715 |
| Accounts pay, accrued exp and other liab | 29,776 | 32,569 |
| Rents recv'd in advance & security deposits | 2,171 | 1,713 |
| Accrued interest payable | 543 | 282 |
| **Total Liabilities** | **262,229** | **148,279** |
| **EQUITY** | | |
| Partner's Capital/Stockholders' Equity | 723,595 | 716,608 |
| Minority interests | 57,523 | 57,202 |
| **Total equity** | **781,118** | **773,810** |
| **Total Liabilities & Equity** | **$1,043,346** | **$922,089** |

(1) Increase primarily resulting from Chase I acquisition ($101 million) and in-construction development and repurposing expenditures ($24 million).
(2) Increase primarily resulting from Chase I permanent loan ($72 million) and borrowings under the Mack-Cali line of credit ($37 million, of which $25 million was used to fund Development Capital).

ROSELAND
RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2016 16

Financial Highlights- RRT Income Statement 17 $ in thousands Q1 2016 1Q 2016 ACTUAL REVENUE: Base Rents $8,203 Escalation & Recoveries from Tenants 287 Real Estate Services 5,990 Parking Income 1,327 Other Income 474 Total Revenue 16,281 EXPENSES: Real Estate Taxes 2,064 Utilities 681 Operating Services 2,869 Real Estate Service Salaries 6,671 General and Administrative 3,255 Acquisition Costs - Depreciation & Amortization 5,732 Total Expenses 21,274 Operating Income (Loss) (4,993) OTHER (EXPENSE) INCOME: Interest Expense (1,441) Interest and other investment income 1 Equity in Earnings (Loss) in Unconsol JV's (1,231) Gain on Change of Control of Interests 10,156 Gain on Sale - Other - Total Other (Expense) Income 7,485 Income from Continuing Operations 2,492 Net Income (Loss) $2,492 Non-controlling Interest in Consolid JV's 681 Net Income (Loss) Available to Common Shareholders $3,173

Financial Highlights- Same Store Comparison 18 $ in thousands Q1 2016 ____________________________ (1) March 31, 2016 Revenues, upon accounting for offline renovation units at Crystal House, would generate a Revenue increase of $200,000, thereby reducing the percent change to -0.29% (Net Operating Income increase to +1.76%). (2) March 31, 2016 Revenues, upon accounting for offline renovation units at Crystal House, would generate a Revenue increase of $350,000, thereby increasing the percent change to 1.17%. (Net Operating Income change to +0.10%). Sequential Quarter Comparison Quarter Ended Quarter Ended % March 31, 2016 December 31, 2015 Change Number of Homes 5,021 Revenue Per Home $2,463 $2,412 2.11% Revenues $34,938 $35,243 -0.87% (1) Operating Expenses 13,451 13,930 -3.44% Net Operating Income $21,487 $21,313 0.82% Calendar Quarter Comparison Quarter Ended Quarter Ended % March 31, 2016 March 31, 2015 Change Number of Homes 3,746 Revenue Per Home $2,416 $2,295 5.27% Revenues $25,375 $25,433 -0.23% (2) Operating Expenses 10,107 9,825 2.87% Net Operating Income $15,268 $15,609 -2.18%

Equity Raise: The Company has engaged Eastdil Secured to raise approximately $300-$350 million in direct equity investment in RRT. The form of this investment would be common equity with co-investment equity from Mack-Cali. Equity raise efforts launched in February 2016. 2016 Highlights 19 Q1 2016 Portfolio: Remaining 2016 construction start activity of 1,638 apartments will produce a target operating and in-construction portfolio at year-end 2016 of approximately 10,140 apartments: Capital Commitments: Roseland projects its capital commitments for its in-construction and remaining 2016 start portfolio is approximately $209 million: Category In-Construction Portfolio (Remaining Commitment) 2016 Remaining Starts* Total Apts/Keys 2,853 1,668 4,521 Amount ($M) $89 120 $209 * Of which approximately $79 million is estimated to be spent in 2016.

Financial Highlights- Operating & Lease-Up Communities As of March 31, 2016, Roseland had: Wholly owned or joint venture interest in 2,607 stabilized operating apartments and 378 lease-up apartments The stabilized portfolio had a leased percentage of 96.3%, compared to 95.9% in 4Q Station House, near Union Station in Washington, DC, had a leased percentage of 83.3%, compared to 73.3% in 4Q We envision stabilization of and meaningful FFO contribution from Station House in 2016 20 Q1 2016

# Financial Highlights- Operating Communities

| | | | | | | | Operating Highlights | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Operating Communities | Location | Ownership | Apartments | Rentable SF | Avg. Size | Year Complete | Percentage Leased Q1 2016 | Percentage Leased Q4 2015 | Average Revenue Per Home Q1 2016 | Average Revenue Per Home Q4 2015 | NOI Q1 2016 | NOI Q4 2015 | NOI YTD 2016 |
| Consolidated | | | | | | | | | | | | | |
| Alterra at Overlook Ridge (1) | Revere, MA | 100.00% | 722 | 663,139 | 918 | 2008 | 96.0% | 96.5% | $1,838 | $1,839 | $2,305 | $2,155 | $2,305 |
| The Chase at Overlook Ridge | Malden, MA | 100.00% | 371 | 337,060 | 909 | 2014 | 98.4% | 96.2% | 1,939 | 1,967 | 1,287 | 1,381 | 1,287 |
| Park Square | Rahway, NJ | 100.00% | 159 | 184,957 | 1,163 | 2009 | 96.2% | 95.0% | 2,151 | 2,165 | 416 | 521 | 416 |
| Riverwatch (1) | New Brunswick, NJ | 100.00% | 200 | 147,852 | 739 | 1997 | 97.0% | 94.0% | 1,695 | 1,699 | 312 | 392 | 312 |
| Andover Place (1) | Andover, MA | 100.00% | 220 | 178,101 | 810 | 1989 | 97.7% | 99.1% | 1,446 | 1,418 | 465 | 432 | 465 |
| **Consolidated** | | **100.00%** | **1,672** | **1,511,109** | **904** | | **96.9%** | **96.3%** | **$1,821** | **$1,826** | **$4,785** | **$4,881** | **$4,785** |
| Joint Ventures | | | | | | | | | | | | | |
| Crystal House (1)(2) | Arlington, VA | 25.00% | 794 | 738,786 | 930 | 1962 | 96.3% | 95.1% | $1,809 | $1,787 | $2,076 | $2,212 | $2,076 |
| RiverPark at Harrison | Harrison, NJ | 45.00% | 141 | 125,498 | 890 | 2014 | 90.1% | 95.9% | 2,394 | 2,155 | 445 | 484 | 445 |
| **Joint Ventures** | | **28.02%** | **935** | **864,284** | **924** | | **95.4%** | **95.2%** | **$1,897** | **$1,842** | **$2,521** | **$2,696** | **$2,521** |
| **Total Residential - Stabilized** | | **74.18%** | **2,607** | **2,375,393** | **911** | | **96.3%** | **95.9%** | **$1,849** | **$1,832** | **$7,306** | **$7,577** | **$7,306** |
| **Lease-up** | | | | | | | | | | | | | |
| Joint Ventures | | | | | | | | | | | | | |
| Station House | Washington, DC | 50.00% | 378 | 290,348 | 768 | 2015 | 83.3% | 73.3% | NA | NA | $1,257 | $583 | $1,257 |
| **Joint Ventures** | | **50.00%** | **378** | **290,348** | **768** | | **83.3%** | **73.3%** | **NA** | **NA** | **$1,257** | **$583** | **$1,257** |
| **Total Residential - Operating Communities (3)** | | **71.12%** | **2,985** | **2,665,741** | **893** | | **NA** | **NA** | **NA** | **NA** | **$8,563** | **$8,160** | **$8,563** |
| **Commercial** | | | **Parking Spaces** | | | | | | | | | | |
| Port Imperial Garage South (4) | Weehawken, NJ | 43.75% | 800 | 320,426 | | 2013 | NA | NA | NA | NA | $386 | $569 | $386 |
| Port Imperial Retail South (4) | Weehawken, NJ | 43.75% | | 16,736 | | 2013 | 53.5% | 52.2% | NA | NA | (27) | (7) | (27) |
| Port Imperial Garage North | Weehawken, NJ | 100.00% | 786 | 304,617 | | 2015 | NA | NA | NA | NA | 240 | 0 | 240 |
| Port Imperial Retail North | Weehawken, NJ | 100.00% | | 8,365 | | 2015 | 100.0% | 0.0% | NA | NA | 0 | 0 | 0 |
| **Total Commercial Communities** | | **70.83%** | **1,586** | **650,144** | | | **69.00%** | **34.8%** | **NA** | **NA** | **$599** | **$562** | **$599** |

**Notes:**

(1) Assets planned for or currently undergoing repositioning.

(2) Unit count excludes 31 apartments offline until completion of all renovations;
Percentage Leased excludes 78 units undergoing renovation.

(3) Excludes approximately 39,310 SF of ground floor retail.

(4) Subsequent to quarter-end, RRT ownership increased to 70%.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2016 21

# Financial Highlights- Operating Communities

| Operating Communities | Ownership | Apartments | Project Debt: Outstanding Balance | Project Debt: Maximum Balance | Project Debt: Maturity Date | Project Debt: Interest Rate | Capital Balance Overview: MCRC Capital | Capital Balance Overview: Third Party Capital | Capital Balance Overview: Return Rate | Notes |
|---|---|---|---|---|---|---|---|---|---|---|
| Consolidated | | | | | | | | | | |
| Alterra at Overlook Ridge | 100.00% | 722 | $0 | $0 | | | | | | |
| The Chase at Overlook Ridge | 100.00% | 371 | 72,500 | 72,500 | 2/1/2023 | 3.625% | | | | |
| Park Square | 100.00% | 159 | 27,500 | 27,500 | 4/10/2019 | L+1.75% | | | | |
| Riverwatch | 100.00% | 200 | 0 | 0 | | | | | | |
| Andover Place | 100.00% | 220 | 0 | 0 | | | | | | |
| **Consolidated** | **100.00%** | **1,672** | **$100,000** | **$100,000** | | | | | | |
| Joint Ventures | | | | | | | | | | |
| Crystal House | 25.00% | 794 | $165,000 | $165,500 | 4/1/2020 | 3.17% | $24,448 | $73,342 | | (1) |
| RiverPark at Harrison | 45.00% | 141 | 30,000 | 30,000 | 8/1/2025 | 3.70% | 1,537 | 2,002 | | |
| **Joint Ventures** | **28.02%** | **935** | **$195,000** | **$195,500** | | | **$25,985** | **$75,344** | | |
| **Total Residential - Stabilized** | **74.18%** | **2,607** | **$295,000** | **$295,500** | | | **$25,985** | **$75,344** | | |
| **Lease-up** | | | | | | | | | | |
| Joint Ventures | | | | | | | | | | |
| Station House | 50.00% | 378 | $100,700 | $100,700 | 7/1/2033 | 4.82% | $46,663 | $46,506 | | |
| **Joint Ventures** | **50.00%** | **378** | **$100,700** | **$100,700** | | | **$46,663** | **$46,506** | | |
| **Total Residential - Operating Communities** | **71.12%** | **2,985** | **$395,700** | **$396,200** | | | **$72,648** | **$121,850** | | |
| **Commercial** | | **Parking Spaces** | | | | | | | | |
| Port Imperial Garage South [2] | 43.75% | 800 | $32,600 | $32,600 | 12/1/2029 | 4.78% | $541 | $4,739 | | |
| Port Imperial Retail South [2] | 43.75% | | 4,000 | 4,000 | 12/1/2021 | 4.41% | 0 | 0 | | |
| Port Imperial Garage North | 100.00% | 786 | 0 | 0 | | | | | | |
| Port Imperial Retail North | 100.00% | | 0 | 0 | | | | | | |
| **Total Commercial Communities** | **71.63%** | **1,586** | **$36,600** | **$36,600** | | | **$541** | **$4,739** | | |

**Notes:**

(1) Upon a capital event, the Company receives a promoted additional 25 percent interest over a 9.00 percent IRR to heads-up capital accounts.

(2) Subsequent to quarter-end, RRT ownership increased to 70%.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q1 2016 22

Financial Highlights- In-Construction Communities As of March 31, 2016, Roseland had: Wholly owned or joint venture interests in 2,863 in-construction apartments and hotel keys (9 projects), including one community (RiverHouse 11) that commenced construction in Q1 2016 The in-construction portfolio is projected to produce stabilized NOI of $74.0 million; Roseland’s average ownership is approximately 84% We envision lease-up commencement of M2 at Marbella in Q2 2016, with commencements at URL® Harborside and Quarry Place at Tuckahoe also in 2016 Roseland has a remaining capital commitment to the buildout of this portfolio of approximately $89 million: 23 Q1 2016 RiverHouse 11 $34 Portside 5/6 27 Signature Place 12 Worcester I 9 Other Projects (each under $5 million) 7 Total $89

# Financial Highlights-
# In-Construction Communities

| | | | | Project Capitalization - Total | | | | Capital as of Q1-16 | | Development Schedule | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Community | Location | Ownership | Apartment Homes/Keys | Costs | Debt | MCRC Capital | Third Party Capital | Costs | MCRC Capital | Start | Initial Occupancy | Project Stabilization | Projected Stabilized NOI | Projected Stabilized Yield | |
| Consolidated | | | | | | | | | | | | | | | |
| Quarry Place at Tuckahoe | Eastchester, NY | 76.25% | 108 | $49,950 | $28,750 | $20,941 | $259 | $32,438 | $16,076 | Q1 2014 | Q3 2016 | Q1 2017 | $3,448 | 6.90% | |
| Marriott Hotels at Port Imperial | Weehawken, NJ | 90.00% | 364 | 129,600 | 94,000 | 32,040 | 3,560 | 34,143 | 31,945 | Q3 2015 | Q1 2018 | Q1 2019 | 13,000 | 10.03% | |
| The Chase II at Overlook Ridge | Malden, MA | 100.00% | 292 | 74,900 | 48,000 | 26,900 | 0 | 26,367 | 26,344 | Q3 2015 | Q4 2016 | Q4 2017 | 4,873 | 6.51% | |
| Worcester - I | Worcester, MA | 100.00% | 237 | 59,963 | 41,500 | 18,463 | 0 | 10,060 | 9,268 | Q3 2015 | Q3 2017 | Q3 2018 | 3,819 | 6.37% | |
| Signature Place at Morris Plains [1] | Morris Plains, NJ | 100.00% | 197 | 58,743 | 42,000 | 16,743 | 0 | 5,120 | 4,749 | Q4 2015 | Q4 2017 | Q3 2018 | 3,940 | 6.71% | |
| Portside 5/6 [1] | East Boston, MA | 85.00% | 296 | 112,412 | 73,000 | 33,500 | 5,912 | 8,499 | 6,176 | Q4 2015 | Q1 2018 | Q1 2019 | 6,866 | 6.11% | |
| RiverHouse 11 at Port Imperial [2] | Weehawken, NJ | 100.00% | 295 | 118,876 | 78,000 | 40,876 | 0 | 6,633 | 6,633 | Q1 2016 | Q1 2018 | Q1 2019 | 7,542 | 6.34% | |
| **Consolidated** | | **94.05%** | **1,789** | **$604,444** | **$405,250** | **$189,463** | **$9,731** | **$123,260** | **$101,191** | | | | **$43,488** | **7.16%** | |
| Joint Ventures | | | | | | | | | | | | | | | |
| M2 at Marbella | Jersey City, NJ | 24.27% | 311 | $132,100 | $77,400 | $13,271 | $41,429 | $124,923 | $12,232 | Q3 2013 | Q2 2016 | Q1 2017 | $8,666 | 6.56% | |
| URL® Harborside - I | Jersey City, NJ | 85.00% | 763 | 320,305 | 192,000 | 109,059 | 19,246 | 238,112 | 109,059 | Q4 2013 | Q4 2016 | Q3 2018 | 21,803 | 6.81% | |
| **Joint Ventures** | | **67.41%** | **1,074** | **$452,405** | **$269,400** | **$122,330** | **$60,675** | **$363,035** | **$121,291** | | | | **$30,469** | **6.73%** | |
| **Total Residential Communities** | | **84.06%** | **2,863** | **$1,056,849** | **$674,650** | **$311,793** | **$70,406** | **$486,295** | **$222,482** | | | | **$73,957** | **7.00%** | (3) |

**Notes:**

(1) Project level debt represents target commitments scheduled to close in 2Q 2016.

(2) Subsequent to quarter end, Roseland acquired partner interst thereby increasing its ownership from 50%.

(3) Projected stabilized yield without the hotel project is 6.56%.

ROSELAND
RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2016 24

# Financial Highlights-
# In-Construction Communities

| Community | Ownership | Apartment Homes/Keys | Project Debt: Outstanding Balance | Project Debt: Maximum Balance | Project Debt: Maturity Date | Project Debt: Interest Rate | Capital Balance Overview (3): MCRC Capital | Capital Balance Overview (3): Third Party Capital | Capital Balance Overview (3): Return Rate |
|---|---|---|---|---|---|---|---|---|---|
| Consolidated | | | | | | | | | |
| Quarry Place at Tuckahoe | 76.25% | 108 | $16,103 | $28,750 | 3/30/2017 | L+2.35% | $18,645 | $803 | 8.00% |
| Marriott Hotels at Port Imperial | 90.00% | 364 | 0 | 94,000 | 10/6/2018 | L+4.5% | 32,607 | 3,623 | 8.00% |
| The Chase II at Overlook Ridge | 100.00% | 292 | 0 | 48,000 | 12/15/2018 | L+2.25% | 26,344 | 0 | |
| Worcester - I | 100.00% | 237 | 0 | 41,500 | 12/10/2018 | L+2.50% | 9,268 | 0 | |
| Signature Place at Morris Plains (1) | 100.00% | 197 | 0 | 42,000 | | | 4,749 | 0 | |
| Portside 5/6 (1) | 85.00% | 296 | 0 | 73,000 | | | 6,176 | 1,124 | |
| RiverHouse 11 at Port Imperial (1)(2) | 100.00% | 295 | 0 | 78,000 | | | 6,633 | 0 | |
| **Consolidated** | **94.05%** | **1,789** | **$16,103** | **$405,250** | | | **$104,422** | **$5,550** | |
| Joint Ventures | | | | | | | | | |
| M2 at Marbella | 24.27% | 311 | $69,681 | $77,400 | 3/30/2017 | L+2.25% | $14,091 | $44,243 | 9.00% |
| URL® Harborside - I | 85.00% | 763 | 92,937 | 192,000 | 8/1/2029 | 5.197% | 109,059 | 19,246 | |
| **Joint Ventures** | **67.41%** | **1,074** | **$162,618** | **$269,400** | | | **$123,150** | **$63,489** | |
| **Total Residential Communities** | **84.06%** | **2,863** | **$178,721** | **$674,650** | | | **$227,572** | **$69,039** | |

Notes:
(1) Project level debt represents target commitments scheduled to close in 2Q 2016.
(2) Subsequent to quarter-end, RRT ownership increased from 50%.
(3) Includes accrued preferred return.

ROSELAND RESIDENTIAL TRUST
BUILDING VISIONARY LIFESTYLE

Q1 2016
25

# Financial Highlights-
# Subordinated Interest Communities

- As of March 31, 2016, Roseland had:
  - Subordinated interests in 2,654 stabilized operating apartments
  - The subordinated stabilized portfolio had a leased percentage of 96.9%, compared to 97.4% in Q4 2015
- Roseland is actively evaluating converting its promoted interests via disposition, acquisition or ownership buy-ups across all its subordinated interest communities, including:
  - The Chase at Overlook Ridge - I: On January 5, 2016 Roseland acquired its JV partner's interest. By utilizing its in-place promoted interest, the valuation approximated to a 5.75% capitalization rate investment.
  - Prudential Acquisitions:
    - Subsequent to quarter-end, acquired Prudential's senior interest in the 175-apartment Portside at Pier One. Roseland's interest in Portside at Pier One and at the adjacent Portside 5/6 development is currently 85%
    - Subsequent to quarter-end, acquired Prudential's subordinate interest in RiverTrace at Port Imperial
- At year-end 2016, we forecast the subordinate interest residential portfolio will include no more than four (4) projects as compared to nine (9) projects at year-end 2015

ROSELAND
RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q1 2016

26

# Financial Highlights-
# Subordinated Interest Communities

| | Location | Ownership [1] | Apartments | Rentable SF | Avg. Size | Year Complete | Percentage Leased Q1 2016 | Percentage Leased Q4 2015 | Average Revenue Per Home Q1 2016 | Average Revenue Per Home Q4 2015 | NOI Q1 2016 | NOI Q4 2015 | NOI YTD 2016 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | | Operating Highlights | | | | | | |
| **Stabilized** | | | | | | | | | | | | | |
| Marbella | Jersey City, NJ | 24.27% | 412 | 369,515 | 897 | 2003 | 96.4% | 96.8% | $3,092 | $3,071 | $2,515 | $2,353 | $2,515 |
| Monaco | Jersey City, NJ | 15.00% | 523 | 475,742 | 910 | 2011 | 96.7% | 97.3% | 3,428 | 3,398 | 3,668 | 3,634 | 3,668 |
| RiversEdge at Port Imperial | Weehawken, NJ | 50.00% | 236 | 214,963 | 911 | 2009 | 96.2% | 98.3% | 3,056 | 2,903 | 1,076 | 763 | 1,076 |
| RiverTrace at Port Imperial [2] | West New York, NJ | 25.00% | 316 | 295,767 | 936 | 2014 | 96.5% | 96.5% | 3,212 | 3,190 | 1,831 | 1,805 | 1,831 |
| The Estuary | Weehawken, NJ | 7.50% | 582 | 530,587 | 912 | 2014 | 97.4% | 97.4% | 3,154 | 2,924 | 3,410 | 3,167 | 3,410 |
| RiverParc at Port Imperial | Weehawken, NJ | 20.00% | 280 | 255,828 | 914 | 2015 | 97.1% | 96.4% | 3,034 | NA | 1,475 | 814 | 1,475 |
| Metropolitan at 40 Park | Morristown, NJ | 12.50% | 130 | 124,237 | 956 | 2010 | 97.7% | 100.0% | 3,250 | 3,224 | 755 | 741 | 755 |
| Portside at East Pier - 7 [3] | East Boston, MA | 38.25% | 175 | 156,091 | 892 | 2015 | 98.3% | 98.9% | 2,352 | 2,295 | 901 | 938 | 901 |
| **Subtotal - Stabilized** | | **21.04%** | **2,654** | **2,422,730** | **913** | | **96.9%** | **97.4%** | **$3,136** | **$2,735** | **$15,631** | **$14,215** | **$15,631** |
| **Total Residential Operating Communities [4]** | | **21.04%** | **2,654** | **2,422,730** | **913** | | **96.9%** | **97.4%** | **$3,136** | **$2,735** | **$15,631** | **$14,215** | **$15,631** |
| **Commercial** | | | | **Comm SF** | | | | | | | | | |
| Shops at 40 Park | Morristown, NJ | 12.50% | | 50,973 | | 2010 | 60.4% | 60.4% | NA | NA | $228 | $206 | $228 |
| Riverwalk at Port Imperial | West New York, NJ | 20.00% | | 30,745 | | 2008 | 64.0% | 64.0% | NA | NA | 160 | 155 | 160 |
| **Total Commercial Communities** | | **15.32%** | | **81,718** | | | **61.8%** | **61.8%** | **NA** | **NA** | **$388** | **$361** | **$388** |

**Notes:**
(1) Ownership represents Company participation after satisfaction of Priority Capital. See Capitalization Details schedule herein.
(2) Subsequent to quarter-end, RRT ownership increased to 50%.
(3) Subsequent to quarter-end, RRT ownership increased to 85%.
(4) Excludes approximately 34,350 SF of ground floor retail.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2016 27

Financial Highlights- Subordinated Interest Communities 28 Q1 2016 Third Outstanding Maximum Maturity Interest MCRC Party Return Location Ownership Apartments Balance Balance Date Rate Capital Capital Rate Notes Stabilize d Marbella Jersey City, NJ 24.27% 412 $95,000 $95,000 5/1/2018 4.99% $125 $7,567 9.50% (1) Monaco Jersey City, NJ 15.00% 523 165,000 165,000 2/1/2021 4.19% 0 83,636 9.00% RiversEdge at Port Imperial Weehawken, NJ 50.00% 236 57,500 57,500 9/1/2020 4.32% 0 45,299 9.00% RiverTrace at Port Imperial Weehawken, NJ 25.00% 316 79,393 80,249 7/15/2021 6.00% 0 47,036 7.75% The Estuary Weehawken, NJ 7.50% 582 210,000 210,000 3/1/2030 4.00% 0 18,546 8.50% RiverParc at Port Imperial Weehawken, NJ 20.00% 280 70,731 73,350 6/27/2016 L + 2.15% 2,457 55,231 9.00% (2) Metropolitan at 40 Park Morristown, NJ 12.50% 130 38,218 38,218 9/1/2020 3.25% 695 21,248 9.00% (3) Portside at East Pier - 7 East Boston, MA 38.25% 175 42,500 42,500 12/4/2017 L + 2.50% 0 29,445 9.00% Subtotal - Stabilized 21.04% 2,654 $758,342 $761,817 $3,277 $308,008 Total Residential Operating Communities 21.04% 2,654 $758,342 $761,817 $3,277 $308,008 Commercial Shops at 40 Park Morristown, NJ 12.50% $6,421 $6,421 8/13/2018 3.63% 0 0 (3) Riverwalk at Port Imperial West New York, NJ 20.00% 0 0 0 6,050 9.00% Total Commercial Communities 15.32% $6,421 $6,421 $0 $6,050 Project Debt Capital Balance Overview (4) Notes: (1) The MCRC Balance represents capital account held by Marbella Rosegarden, L.L.C., of which the Company owns a 48.53 percent interest. (2) PruRose 13 entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 2.79 percent per annum for the period thru January 1, 2016. (4) Includes accrued preferred return. (3) Equity Capital balances apply to Metropolitan at 40 Park and Shops at 40 Park. The MCRC balance represents capital account held by Rosewood Epsteins, L.L.C., of which the Company owns a 50 percent interest.

# Financial Highlights- 2016 Starts

- As of March 31, 2016 the Company had a future development portfolio of approximately 10,849 apartments comprised of:
  - Predevelopment (1,638 apartments): Communities with likely starts through year-end 2016
  - Future Developments (9,211 apartments): Roseland owned/controlled future development sites, includes 1,242 Identified Repurposing apartments

| 2016 Starts | Location | Apartments | Current Ownership | Scheduled Start | Projected Costs | Projected MC Capital | Projected NOI | Projected Yield |
|---|---|---|---|---|---|---|---|---|
| PI South - Building 11 | Weehawken, NJ | 295 | 100.00% | Started | $118,876 | $40,876 | $7,542 | 6.34% |
| **2016 Starts (Started)** | | **295** | **100.00%** | | **$118,876** | **$40,876** | **$7,542** | **6.34%** |
| Lofts at 40 Park | Morristown, NJ | 59 | 25.00% | Q3 2016 | 17,365 | 1,091 | 1,159 | 6.67% |
| 150 Monument Road (repurposing) | Bala Cynwyd, PA | 206 | 100.00% | Q3 2016 | 53,974 | 18,891 | 3,394 | 6.29% |
| Conshohocken | Conshohocken, PA | 310 | 100.00% | Q4 2016 | 85,947 | 18,230 | 5,192 | 6.04% |
| Freehold (1) | Freehold, NJ | 400 | 100.00% | Q4 2016 | 97,641 | 34,174 | 6,294 | 6.45% |
| Overlook IIIC | Malden, MA | 300 | 100.00% | Q4 2016 | 75,000 | 29,378 | 4,899 | 6.53% |
| PI North - Building C | West New York, NJ | 363 | 20.00% | Q4 2016 | 150,037 | 18,004 | 9,461 | 6.31% |
| **2016 Starts (remaining)** | | **1,638** | **79.57%** | | **$479,964** | **$119,768** | **$30,399** | **6.33%** |

- Remaining 2016 starts are projected to generate approximately $102 million in value creation for RRT:

| Value Creation Summary | |
|---|---|
| Projected Average Yield | 6.33% |
| Projected NOI | $30,399 |
| Gross Value @ 5.00% Cap | $607,980 |
| Less: Projected Costs | (479,964) |
| Net Value Creation @ 100% | $128,016 |
| **RRT Share @ 79.57%** | **$101,862** |

(1) Roseland has a signed acquisition agreement, subject to certain conditions.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2016

29

# Financial Highlights- Future Start Communities

| Future Developments | Location | Apartment | Current Ownership | Projected Const Start | Approved / Entitled |
|---|---|---|---|---|---|
| Worcester - II | Worcester, MA | 128 | 100.00% | 2017 | fully |
| Identified Repurposing A | Northern NJ | 300 | 100.00% | 2017 | none |
| 233 Canoe Brook Road [1] **(repurposing)** | Short Hills, NJ | 200 | 100.00% | 2017 | partial |
| San Remo [2] | Jersey City, NJ | 250 | 33.33% | 2017 | partial |
| 709 Chestnut [3] | Philadelphia, PA | 273 | 75.00% | 2017 | fully |
| Crystal House - III | Arlington, VA | 252 | 50.00% | 2017 | partial |
| Liberty Landing Phase I | Jersey City, NJ | 265 | 50.00% | 2017 | partial |
| PI South - Building 8/9 [4] | Weehawken, NJ | 275 | 50.00% | 2017 | partial |
| **Subtotal - 2017 Starts** | | **1,943** | | | |
| 1633 Littleton **(repurposing)** | Parsippany, NJ | 200 | 100.00% | Future | fully |
| Capital Office Park | Greenbelt, MD | 400 | 100.00% | Future | none |
| Crystal House - Future | Arlington, VA | 300 | 50.00% | Future | partial |
| Plaza 8 | Jersey City, NJ | 650 | 100.00% | Future | none |
| Plaza 9 | Jersey City, NJ | 650 | 100.00% | Future | none |
| Liberty Landing - Future Phases | Jersey City, NJ | 585 | 50.00% | Future | partial |
| Overlook IIIA | Malden, MA | 445 | 100.00% | Future | partial |
| Overlook IV | Malden, MA | 45 | 100.00% | Future | partial |
| PI North - Building I | West New York, NJ | 224 | 20.00% | Future | partial |
| PI North - Building J | West New York, NJ | 141 | 20.00% | Future | partial |
| PI North - Riverbend 6 | West New York, NJ | 471 | 20.00% | Future | partial |
| PI South - Building 16 [4] | Weehawken, NJ | 131 | 50.00% | Future | partial |
| PI South - Building 2 [5] | Weehawken, NJ | 200 | 50.00% | Future | partial |
| PI South - Office 1/3 [4] | Weehawken, NJ | N/A | 50.00% | Future | partial |
| PI South - Park Parcel [4] | Weehawken, NJ | 224 | 50.00% | Future | partial |
| Portside 1-4 | East Boston, MA | 160 | 85.00% | Future | none |
| URL® Harborside - II | Jersey City, NJ | 750 | 85.00% | Future | partial |
| URL® Harborside - III | Jersey City, NJ | 750 | 85.00% | Future | partial |
| Identified Repurposing B | Northern NJ | 120 | 100.00% | Future | none |
| Identified Repurposing C | Northern NJ | 150 | 100.00% | Future | none |
| Identified Repurposing D - I | Northern NJ | 220 | 100.00% | Future | none |
| Identified Repurposing D2 | Northern NJ | 220 | 100.00% | Future | none |
| Identified Repurposing E | Westchester, NY | 232 | 100.00% | Future | none |
| **RRT Future Developments** | | **9,211** | | | |
| **Total Predevelopment and Future Developments [6]** | | **10,849** | | | |

Notes:
(1) Target approvals will likely also include approximately 225 hotel keys.
(2) Ownership subject to change based on final negotiation.
(3) Roseland has a signed acquisition agreement, subject to certain conditions.
(4) Subsequent to quarter-end, RRT ownership increased to 100%.
(5) Subsequent to quarter-end, RRT ownership converted to heads-up 50/50.
(6) Includes 1,242 Identified Repurposing opportunities

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLES

Q1 2016 30

# Definitions

**Average Revenue Per Home:** Calculated as total apartment revenue for the quarter ended March 31, 2016, divided by the average percent occupied for the quarter ended March 31, 2016, divided by the number of apartments and divided by three.

**Consolidated Operating Communities:** Wholly owned communities and communities whereby the Company has a controlling interest.

**Future Development:** Represents land inventory currently owned or controlled by the Company.

**Identified Repurposing Communities:** Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

**In-Construction Communities:** Communities that are under construction and have not yet commenced initial leasing activities.

**Lease-Up Communities:** Communities that have commenced initial operations but have not yet achieved Project Stabilization.

**MCRC Capital:** Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

**Net Asset Value (NAV):** We consider NAV to be a useful metric for investors to estimate the fair value of the Roseland platform. The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

**Net Operating Income (NOI):** Total property revenues less real estate taxes, utilities and operating expenses.

**Operating Communities:** Communities that have achieved Project Stabilization.

**Percentage Leased:** The percentage of apartments that are either currently occupied or vacant apartments leased for future occupancy.

**Predevelopment Communities:** Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

**Project Completion:** As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

**Project Stabilization:** Lease-Up communities that have achieved over 95 Percent Leased for six consecutive weeks.

**Projected Stabilized NOI:** Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization

**Projected Stabilized Yield:** Represents Projected Stabilized NOI divided by Total Costs.

**Repurposing Communities:** Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

**Subordinated Joint Ventures:** Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

**Third Party Capital:** Capital invested other than MCRC Capital.

**Total Costs:** Represents full project budget, including land and developer fees, and interest expense through Project Completion.

ROSELAND RESIDENTIAL TRUST
A MACK-CALI COMPANY
BUILDING VISIONARY LIFESTYLE

Q1 2016 31

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the year ended December 31, 2015. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly on Form 10-Q (the “10-Q”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 32 Q1 2016

Q1 2016